UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  10/31/2007

DAYSTAR TECHNOLOGIES INC
(Exact name of registrant as specified in its charter)

Commission File Number:  -50508

DE	84-1390053
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

13 Corporate Drive
Halfmoon NY 12065
(Address of principal executive offices, including zip code)

518 383-4600
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events

On October 31, 2007, the Company issued a press release announcing the sale of 17,250,000 shares of its common stock at a price of $4.25 per share pursuant to a registration statement on Form SB-2. A copy of the press release is attached hereto as exhibit 99.1.

Item 9.01.    Financial Statements and Exhibits

(d)        Exhibits. The following exhibit is furnished with this Form 8-K.

Exhibit No.        Description

99.1        Press Release issued by DayStar Technologies, Inc. on October 31, 2007

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DAYSTAR TECHNOLOGIES INC

Date: October 31, 2007	By:	/s/ Stephan J. De Luca
Stephan J. De Luca
Chief Executive Officer

Exhibit Index

Exhibit No.	Description
EX-99.1	Press Release issued by DayStar Technologies, Inc. on October 31, 2007